UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 12, 2003
                                                   -----------------


                         BIO-IMAGING TECHNOLOGIES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-11182                 11-2872047
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



826 Newtown-Yardley Road, Newtown, PA                                   18940
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (267) 757-3000
                                 --------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On December 12, 2003, Bio-Imaging Technologies, Inc. (the "Company") announced that its common stock, $0.00025 par value, has been approved for quotation on the Nasdaq National Market. Trading is expected to commence at the opening of the market on December 18, 2003, under the symbol "BITI".

     The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         Exhibit No.                      Description of Exhibit
         -----------                      ----------------------

            99.1                          Press release dated December 12, 2003.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BIO-IMAGING TECHNOLOGIES, INC.



Dated: December 12, 2003       By:  /s/ Mark L. Weinstein
                                  ----------------------------------------------
                                  Name:  Mark L. Weinstein
                                  Title: President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                    Description
-----------                    -----------

99.1                           Press release dated December 12, 2003.